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                                                               EXHIBIT 10.6
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__________________________________________________________________________________________________________
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RALSTON/RIVERSIDE PARKWAY INC.                                  FIRST NATIONAL BANK IN PAWHUSKA
7136 S. YALE, SUITE 300                                         100 W MAIN ST  PO BOX 809
TULSA, OK  74136                                                PAWHUSKA, OK  74056
_____________________________________________________
TAXPAYER I.D. NUMBER: -
_____________________________________________________
     DEBTOR'S NAME, ADDRESS AND SSN OR TIN                         SECURED PARTY'S NAME AND ADDRESS
       ("I" means each Debtor who signs.)                   ("You" means the Secured Party, its successors
                                                             and assigns.)
___________________________________________________________________________________________________________

I am entering into this security agreement with you on FEBRUARY 10, 1995 (date).
SECURED DEBTS.  I agree that this security agreement will secure the payment and performance of the debts, liabilities or obligations described below that (Check one) [XX]  I [ ] (name)
                                                                                  ________________________
    ______________________________________________________________________________________________________
    owes(s) to you now or in the future:                (Check one below):

       [XX] SPECIFIC DEBT(S).  The debt(s), liability or obligations evidenced by (describe):
            PROMISSORY NOTE DATED 2/10/95 IN THE PRINCIPAL AMOUNT OF $20,060.00 PLUS INTEREST and all
            extensions, renewals, refinancings, modifications and replacements of the debt, liability or obligation.

  [ ] All Debt(s). Except in those cases listed in the "LIMITATIONS" paragraph on page 2, each and every debt, liability and obligation of every type and description (whether such debt, liability or obligation now exists or is incurred or created in the future and whether it is or may be direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or joint, several or joint and several).

SECURITY INTEREST. To secure the payment and performance of the above described Secured Debts, liabilities and obligations, I give you a security interest in all of the property described below that I now own and that I may own in the future (including, but not limited to, all parts, accessories, repairs, improvements, and accessions to the property), wherever the property is or may be located, and all proceeds and products from the property.

  [ ] INVENTORY: All Inventory which I hold for ultimate sale or lease, or which has been or will be supplied under contracts of service, or which are raw materials, work in process, or materials used or consumed in my business.

  [ ] EQUIPMENT: All equipment including, but not limited to, all machinery, vehicles, furniture, fixtures, manufacturing equipment, farm machinery and equipment, shop equipment, office and recordkeeping equipment, and parts and tools.  All equipment described in a list or schedule which I give to you will also be included in the secured property, but such a list is not necessary for a valid security interest in my equipment.

  [ ] FARM PRODUCTS: All farm products including, but not limited to:
      (a) all poultry and livestock and their young, along with their products, produce and replacements;
      (b) all crops, annual or perennial, and all products of the crops; and
      (c) all feed, seed, fertilizer, medicines, and other supplies used or produced in my farming operations.

  [ ] ACCOUNTS, INSTRUMENTS, DOCUMENTS, CHATTEL PAPER AND OTHER RIGHTS IN PAYMENT: All rights I have now and that I may have in the future to the payment of money including, but not limited to:
      (a) payment for goods and other property sold or leased or for services rendered, whether or not
          I have earned such payment by performance; and
      (b) rights to payment arising out of all present and future debt instruments, chattel paper and loans and obligations receivable.
      The above include any rights and interests (including all liens and security interests) which I may have by law or agreement against any account debtor or obligor of mine.

  [ ] GENERAL INTANGIBLES: All general intangibles including, but not limited to, tax refunds, applications for patents, patents, copyrights, trademarks, trade secrets, good will, trade names, customer lists, permits and franchises, and the right to use my name.

  [ ] GOVERNMENT PAYMENTS AND PROGRAMS: All payments, accounts, general intangibles, or other benefits
      (including, but not limited to, payments in kind, deficiency payments, letters of entitlement, warehouse receipts, storage payments, emergency assistance payments, diversion payments, and conservation reserve payments) in which I now have and in the future may have any rights or interest and which arise under or as a result of any preexisting, current or future Federal or state governmental program (including, but not limited to, all programs administered by the
      Commodity Credit Corporation and the ASCS).

 [XX] The secured property includes, but is not limited by, the following:  ASSIGNMENT OF TRIANGLE BUILDING
      LEASE FROM SHADOW MOUNTAIN HOSPITAL INC., TULSA, OKLAHOMA DATED 12/22/94, IN THE AMOUNT OF $51,768.00
      EXPIRES 12/31/1997

If this agreement covers timber to be cut, minerals (including oil and gas), fixtures or crops growing or to be grown, the legal description is:




__________________________________________________________________________________________________________
I am a(n) [ ] individual [ ] partnership              I AGREE TO THE TERMS SET OUT ON PAGES 1 AND 2 OF
   [XX] corporation                                   THIS AGREEMENT. I have received a copy of this
   [  ]  ______________________________               document on today's date.


[ ] If checked, file this agreement in the
real estate records.
Record Owner (if not me):_____________________
                                                      RALSTON/RIVERSIDE PARKWAY INC.
______________________________________________        ____________________________________________________
_____________________________________________.                          (Debtor's Name)

The property will be used for [ ] personal            By:
[XX] business             [ ] agricultural               _________________________________________________
[  ] ____________________________ reasons.               L. WILLIAM HISER, JR.

FIRST NATIONAL BANK IN PAWHUSKA                       Title: CHAIRMAN
______________________________________________               _____________________________________________
     (Secured Party's Name)

By:                                                   By:
   ___________________________________________           _________________________________________________
   WILLIAM J. DICKERSON, PRESIDENT

Title:  PRESIDENT                                     Title:
        ______________________________________              ______________________________________________

@ 1986, 1990 BANKERS SYSTEMS, INC., ST. CLOUD, MN (1-800-397-2341) SECURITY AGREEMENT FORM SA-OK 7/9/91
                                                                                             (page 1 of 2)
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